UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No    )

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NEW ALTERNATIVES FUND, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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NEW ALTERNATIVES FUND, INC.

150 Broadhollow Road

Suite PH2

Melville, NY 11747

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 23, 2011

To the Shareholders:

NOTICE IS HEREBY GIVEN that the ANNUAL MEETING OF SHAREHOLDERS (the “Meeting”) of New Alternatives Fund, Inc. (the “Fund”) will be held on Friday, September 23, 2011 at 3:00 p.m. (Eastern time), at 150 Broadhollow Road, Suite PH2, Melville, NY 11747. The Meeting is being held to consider and vote on the following proposals:

Proposal 1:	To elect eight (8) Directors to serve for the ensuing year.

Proposal 2:	To ratify the appointment by the Board of Directors of BBD, LLP as the Fund’s independent registered public accounting firm for its fiscal year ending December 31, 2011.

Proposal 3:	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Shareholders of record of the Fund at the close of business on August 5, 2011 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the Meeting or any adjournment thereof. The accompanying Proxy Statement contains more information about the proposals referred to above.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

Shareholders are cordially invited to attend the Meeting in person. If you plan to attend the Meeting, please indicate your intention on the enclosed proxy card and return it promptly in the enclosed envelope. You may also cast your vote (1) by mail by completing, signing, and returning the enclosed proxy card in the envelope provided; (2) by telephone by calling the number provided on your proxy card and following the instructions on the recorded message; or (3) on the Internet by following the instructions printed on your proxy card. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Meeting.

If you have any questions before you vote, please contact the Fund by calling toll-free 1-800-423-8383.

August 15, 2011 By Order of the Board of Directors,

Melville, NY

Maurice L. Schoenwald, Secretary

NEW ALTERNATIVES FUND, INC.

PROXY STATEMENT

150 Broadhollow Road

Suite PH2

Melville, NY 11747

ANNUAL MEETING OF SHAREHOLDERS

August 15, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of New Alternatives Fund, Inc. (the “Fund”). The proxies will be voted at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on Friday, September 23, 2011 at 3:00 p.m. (Eastern time), at 150 Broadhollow Road, Suite PH2, Melville, NY 11747.

It is expected that this Proxy Statement, the accompanying Notice of Annual Meeting of Shareholders and the proxy card will be first mailed to shareholders on or about August 22, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

The close of business on August 5, 2011 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders of the Fund on the Record Date will be entitled to one (1) vote for each full share held. As of the Record Date, the Fund had 5,568,690.533 shares outstanding.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary before the Meeting will be voted at the Meeting in accordance with the shareholders’ instructions. A shareholder may revoke the accompanying proxy at any time before the vote by notifying the Fund of revocation in writing at the address shown above, delivering to the Secretary a duly executed proxy bearing a later date, or attending the Meeting and voting in person.

You may also cast your vote (1) by mail by completing, signing, and returning the enclosed proxy card in the envelope provided; (2) by telephone by calling the number provided on your proxy card and following the instructions on the recorded message; or (3) on the Internet by following the instructions printed on your proxy card.

In order to obtain the necessary quorum at the Meeting, the Fund’s officers and employees of Accrued Equities, Inc., 150 Broadhollow Road, Suite PH2, Melville, NY 11747, the Fund’s investment adviser (the “Advisor”), may also solicit proxies personally or by telephone or via the Internet. Broadridge Investor Communications Services has been retained to solicit proxies in connection with the Meeting for fees of approximately $23,700. The Fund will bear all costs related to the proxy solicitation and shareholder meeting.

The Board of Directors of the Fund unanimously recommends a vote “FOR” the election of all eight (8) nominees for Directors of the Fund and “FOR” Proposal No. 2. If no instructions are specified on a signed and returned proxy, shares will be voted “FOR” the election of all eight nominees for Directors as listed and “FOR” Proposal No. 2. The proxies may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting.

The presence in person or by proxy of not less than one-third of the shares entitled to vote on the Record Date constitutes a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as inspectors of election for the Meeting. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

If a quorum is not present or represented at the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period or periods of time to permit further solicitation of proxies. In addition, the persons named as proxies may propose one or more adjournments if they determine such action is advisable. In the event of an adjournment, no additional notice is required other than announcement at the Meeting. With respect to any proposal, the persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal, and will vote against any such adjournment those proxies required to be voted against the proposal.

The Board is seeking approval of the election of the eight (8) existing Directors of the Fund and ratification of the selection of the independent registered public accounting firm. The election of Directors requires a plurality of the votes cast at the Meeting, in person or by proxy, by the holders of shares entitled to vote in the election. That means that the nominees receiving the highest number of votes cast at the Meeting will be elected. Ratification of the selection of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, by the holders of shares entitled to vote in the election.

Abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue. Broker “non-votes” will be treated the same as abstentions. The withholding of voting authority with respect to the election of a director means that the shares withheld will not be counted towards the election.

A complete list of shareholders of the Fund entitled to vote at the Meeting will be available and open for examination by any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours beginning September 12, 2011, at the office of the Fund, 150 Broadhollow Road, Suite PH2, Melville, New York, 11747.

The Fund prepares and mails to its shareholders financial reports on a semi-annual basis. You may obtain a copy, without charge, of the Fund’s Annual Report for its fiscal year ended December 31, 2010, and a copy of the Fund’s Semi-Annual Report for its semi-annual period ended June 30, 2011, by writing to the Fund at the address above or by calling toll-free 1-800-423-8383.

INTRODUCTION

The Fund is a New York corporation. New York Business Corporation Law and the Fund’s by-laws each require that the Fund hold an annual meeting of shareholders for the election of directors and the transaction of other business. Historically, this annual meeting has been held in September of each year. The Fund’s most recent meeting of shareholders was held on September 24, 2010.

PROPOSAL NO. 1:	TO ELECT EIGHT (8) DIRECTORS TO SERVE FOR THE ENSUING YEAR.

At the annual meeting, shareholders of the Fund will be asked to re-elect each of the eight individuals who currently serve on the Fund’s Board. Each such individual has been nominated for re-election by the Board. If re-elected, each individual will serve until the next annual meeting of shareholders and until their successors are elected and qualified; each such individual has agreed to serve if elected. However, if any nominee should become unavailable for election due to events not currently known or anticipated, the persons named as proxies will vote for such other nominees as the current Board’s Nominating Committee may recommend.

The name and age of the Director nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Each Director may be contacted by writing to the Director, c/o New Alternatives Fund, Inc., 150 Broadhollow Road, Suite PH2, Melville, New York 11747. Maurice L. Schoenwald, David J. Schoenwald and Murray D. Rosenblith are considered “interested persons” of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (i.e., “Interested Directors”). The remaining Director nominees are considered to be Directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (i.e., “Independent Directors”). The persons named as proxies will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the proxy.

Director Nominees

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Director[2]	All Directorships Held by Director During the Past Five Years[3]
Interested Directors:

Maurice L. Schoenwald* Age: 91	Founder, Director, Vice President and Secretary	1982 to present	Founder and Director, Accrued Equities, Inc.**; Formerly, Chairperson of the Board of the Fund (1982-2008).	1	None

David J. Schoenwald* Age: 61	Founder, Director, President, Treasurer and Chairperson of the Board	Founder, Director, President and Treasurer, 1982 to present; Chairperson of the Board, 2008 to present	President and Treasurer, Accrued Equities, Inc.**	1	None

Murray D. Rosenblith* Age: 60	Director, Assistant Secretary	Director, 2003 to present; Assistant Secretary 2009 to present	Portfolio Manager and Assistant Compliance Officer (since 2010), and employee, Accrued Equities, Inc. (2008 to present); Formerly, Executive Director, A.J. Muste Memorial Institute, an organization concerned with exploration of the link between non-violence and social change (1985 to 2008).	1	None

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Director[2]	All Directorships Held by Director During the Past Five Years[3]
Independent Directors:

Sharon Reier Age: 64	Director and Vice-Chairperson of the Board	Director, 1982 to present; Vice-Chairperson, 2008 to present	Freelance financial journalist; Contributor to the International Herald Tribune, 1995 to present; former contributor to Business Week International; former regional editor, Financial World; former editor, Boardroom Reports; former contributing editor, Institutional Investor; former staff, Forbes and American Banker.	1	None

Preston V. Pumphrey Age: 76	Director and Audit Committee Chairperson	2003 to present	Registered Principal, C.E. Gaye & Sons Securities, Ltd. (July 2008 to present); FINRA Dispute Resolution Board of Arbitrators (June 2002 to present); Formerly, Adjunct Professor of Finance, C.W. Post College.	1	None

Susan Hickey Age: 59	Director and Audit Committee Member	2005 to present	Accounting Software Developer, AccountantsWorld, LLC; Member of National Association of Enrolled Agents and New York Society of Independent Accountants; Former IRS Tax Return Auditor; BA International Affairs, Stonehill College, North Easton, MA.	1	None

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Director[2]	All Directorships Held by Director During the Past Five Years[3]
Jonathan D. Beard Age: 63	Director	2005 to present	Self-employed Freelance Journalist for various American and European Science Magazines; Lifetime Member, Sierra Club and New York-New Jersey Trails Conference; Graduate of Columbia University 1970.	1	None

Jeffrey E. Perlman Age: 31	Director	2009 to present	President and Founder, Bright Power, a company advancing clean, cost-effective energy solutions (2004 to present); Clarinetist and Saxophonist, Romashka and various Klezmer music ensembles (1996 to present); Formerly, Consultant, Capital E, a renewable energy consulting and investment services company (2002 to 2005).	1	None

[1]

Each Director holds office until the next annual meeting of shareholders at which Directors are elected following his or her election or appointment, and until his or her successor has been elected and qualified.

[2]	Currently, there is only one portfolio and no fund complex.
[3]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

*

An Interested Director. Maurice L. Schoenwald is a Director and minority shareholder of the Advisor. David J. Schoenwald is majority shareholder, President and Treasurer of the Advisor. Maurice L. Schoenwald and David J. Schoenwald are father and son. Murray D. Rosenblith is considered an Interested Director as a result of his employment with the Advisor.

**

Maurice L. Schoenwald, David J. Schoenwald and Murray D. Rosenblith have no present enterprise, employment, position or commercial investment activity except for their positions with the Advisor, which is also sub-distributor to the Fund. At the present time, the Advisor provides services only to the Fund. David J. Schoenwald is licensed to practice law in New York and is President and sole shareholder of Schoenwald and Schoenwald, P.C.

Leadership Structure and Board of Directors Qualifications

The overall business and affairs of the Fund are governed by a Board of Directors, which is responsible for protecting the interests of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The day-to-day operations of the Fund are delegated to its Officers, subject to the general supervision of the Board. The Officers of the Fund, except for the Chief Compliance Officer, are Directors and are also employed by the Fund’s Advisor. Like most mutual funds, the day-to-day business of the Fund is performed by third party service providers, such as the Advisor, its principal underwriter, administrator, fund accounting agent, transfer agent and custodian.

With respect to the composition of the Board, there are currently eight members, five of whom are Independent Directors; thus, 62% of the Board is presently independent. The Directors have concluded that an eight member Board is an appropriate size based upon the size and non-complexity of the Fund. The Fund is a single, stand alone Fund and not a part of some bigger complex or family of funds.

The Chairperson of the Board, David J. Schoenwald, is an Interested Director. In 2008, the Board did consider whether or not the Chairperson should be an Independent Director but decided that David J. Schoenwald was the appropriate choice based upon his significant investment industry experience, including his direct investment experience in the area of the Fund’s special interest. The Fund does believe it is important to maintain a lead Independent Director who can be the voice of the other Independent Directors and the primary contact for Fund management. Accordingly, the Fund does have a lead Independent Director, Sharon Reier, who is the Vice Chairperson of the Board.

The Interested Directors consist of three persons, each of whom is affiliated with the Fund’s Advisor. Two of the interested Directors, Maurice L. Schoenwald and David J. Schoenwald, have served since the Fund’s founding in 1982. Both have extensive backgrounds in the practice of law, and in managing an investment advisory firm and registered broker-dealer. The third, Murray D. Rosenblith, has been a Director of the Fund since 2003 and has been employed by the Advisor since 2008. Mr. Rosenblith has several securities licenses and is a registered principal of the Advisor, Accrued Equities, Inc., which is also the Fund’s sub-distributor. Mr. Rosenblith was formerly the Executive Director of an organization concerned with the exploration of the link between non-violence and social change, which the Board felt would contribute to the Fund’s commitment to social concerns. His prior duties also included managing assets for the organization. Mr. Rosenblith also was the founder and principal investment manager for the endowment of an affiliated organization and a 20 year member of the Social Investment Forum.

The Independent Directors consist of five persons. Each of the five Independent Directors has a professional background, an interest in the environment and Alternative Energy, and a commitment to social concerns. The Board as a whole has concluded that each of the Independent Directors should serve as a Director based on their own experience, qualifications, attributes and skills as described below. Sharon Reier, an Independent Director of the Fund since its founding in 1982, is also the Vice Chairperson of the Board and lead Independent Director. Ms. Reier is an award winning financial journalist specializing in international business and investment and corporate governance. Ms. Reier has written multitudes of articles on these subjects for the Paris-based International Herald Tribune and Financial World Magazine over the past 20 years. Ms. Reier wrote a column on international currency management in the 1980s for Institutional Investor Magazine. She is also a former European Bureau Chief for Financial World Magazine; former executive editor for Bottom Line/Personal; former reporter for Forbes Magazine; and former assistant international editor for the American Banker. Preston V. Pumphrey, an Independent Director since 2003 and the Audit Committee Chairperson of the Fund, has had a long career in the securities industry as the former owner of his own registered broker-dealer and is currently a principal of a registered broker-dealer. Mr. Pumphrey has also served as a FINRA Dispute Resolution Arbitrator and as an Adjunct Professor of Finance at C. W. Post College. Susan Hickey, an Independent Director since 2005, is an Accounting Software Developer and a former IRS Tax Return Auditor. Jonathan D. Beard, an Independent Director since 2005, is a self-employed Freelance Journalist for various American and European

Science Magazines. Mr. Beard is also a lifetime member of the Sierra Club and New York-New Jersey Trails Conference. Jeffrey E. Perlman, an Independent Director since 2009, is the President and Founder of Bright Power, a company advancing clean, cost-effective energy solutions. Mr. Perlman was formerly a Consultant with Capital E, a renewable energy consulting and investment services company.

Board Meetings and Risk Oversight

The Independent Directors annually review the number of Board meetings and committee meetings held, as well as the substance of those meetings. In general, the Board meets quarterly. If necessary, additional meetings are scheduled both in-person and via telephone conference call. The Independent Directors are always willing to make themselves available to Fund management and vice versa. Ms. Reier serves as a lead Independent Director and maintains an open line of communication with Fund management. Mr. Pumphrey, as Chairperson of the Audit Committee, maintains an open line of communication with the Fund’s Independent Registered Certified Public Accounting Firm. The Fund has hired a Chief Compliance Officer. In addition, the Board has access to counsel for the Fund and the Independent Directors, for consultation concerning any issues that may occur during or between regularly scheduled Board meetings.

The leadership structure currently in place is critical to the Fund, and to the investors, to maintain a fair and balanced approach to overseeing the Fund. The Fund is a single, stand alone Fund and not a part of some bigger complex or family of funds. The Directors, Officers and Chief Compliance Officer serve only this Fund. Furthermore, the Board has determined that the current leadership structure is most appropriate based upon the size and non-complexity of the Fund and to provide greater transparency for investors as to how the Board functions. The Directors have further concluded that the background, professional experience and qualifications of the entire Board has served to enhance its risk oversight capabilities with respect to the Fund’s activities.

The Board has approved contracts under which certain companies provide essential management services to the Fund. Like most mutual funds, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Advisor, its principal underwriter, administrator, fund accounting agent, transfer agent and custodian. The Board is responsible for overseeing the Fund’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify several of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Board is confident in the risk oversight process that has been established by Fund management. On an annual basis, the Chief Compliance Officer of the Fund, who serves at the pleasure of the Board, presents written annual reports on the Fund’s and its service providers’ Compliance Programs pursuant to Rule 38(a)-1 of the 1940 Act, for review and approval. The purpose of the annual reviews is to consider any changes in the Fund’s activities, any material compliance matters that have occurred in the past year and any new regulatory requirements or developments. Appropriate revisions of the Fund’s policies or procedures are made and reviewed to help ensure that the policies and procedures are adequate and effective to ensure compliance with applicable federal securities laws and regulations. The annual reviews are approved by the Board in conjunction with the Board’s risk oversight process.

Board Meetings and Board Committees

The Board of Directors has established an Audit Committee, Nominating Committee and Executive Committee. The Fund does not have a standing Compensation Committee. Considerations pertaining to compensation are discussed among the entire Board during regularly scheduled meetings, when applicable. Based upon the size of the Fund, it has been determined that the current committee structure is sufficient. The full Board met 4 times during the fiscal year ended December 31, 2010. Each Director, except for Maurice L. Schoenwald, attended 75% or more of the respective meetings of the full Board and of any committees of which he/she was a member that were held during the fiscal year ended December 31, 2010. Maurice L. Schoenwald attended 50% of the meetings of the full Board that were held during the fiscal year ended December 31, 2010.

The Board does not have a formal policy with respect to Board member attendance at the Annual Meeting of Shareholders. However, the Annual Meeting of Shareholders is normally held in conjunction with the September Regular Quarterly Meeting of the Board of Directors. Since the Annual Meeting of Shareholders is held immediately prior to the Board Meeting, all of the members of the Board are generally present in-person or available via teleconference, by means of which all participants can hear and be heard. At the Fund’s most recent Annual Meeting of Shareholders held on September 24, 2010, five members of the Board of Directors were present in-person. The remaining Directors were available via teleconference call. In addition, it has been a custom for many shareholders to include a note with the return of their Proxy Card commenting on the Fund’s investments or any other matter relevant to the Fund. The Board of Directors and the Advisor read all such notes with great interest and discuss them at the Annual Meeting.

Audit Committee. The Audit Committee members are Ms. Hickey and Mr. Pumphrey. Mr. Pumphrey is the Audit Committee Chairperson and has been designated as an Audit Committee Financial Expert as defined by Form N-CSR and disclosed under Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee generally oversees the Fund’s accounting and financial reporting process and operates pursuant to its adopted Audit Committee Charter. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Fund’s independent registered public accounting firm, reviews and approves the audit and non-audit services performed by the independent registered public accounting firm, evaluates the adequacy of the Fund’s internal financial and disclosure controls, oversees the audit process and reviews with the independent registered public accounting firm the scope and results of the audit of the Fund’s financial statements. The Audit Committee meets at least once each year with the independent registered public accounting firm. The Audit Committee held 2 meetings during the fiscal year ended December 31, 2010.

Nominating Committee. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The current members of the Nominating Committee are the five Independent Directors. The Nominating Committee has not established a formal charter. Currently, the Nominating Committee does not have a specific diversity policy for identifying nominees for Director; however, the Nominating Committee seeks to nominate qualified candidates to serve as Director. When evaluating individuals for recommendation for Board membership, the Nominating Committee may consider, among other things, the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would complement the Board’s existing mix of skills and qualifications. The Nominating Committee also considers the candidates reputation for high ethical standards and the ability to contribute to ongoing functions of the Board, including the candidate’s ability and commitment to attend board meetings and work collaboratively with other members of the Board. A candidate’s interest in the environment and alternative energy will also be considered. The Board of Directors has not established formal policies with respect to shareholder nominations to the Board of Directors. Recommendations for consideration by the Independent Directors should be sent to the Secretary of the Fund in writing together with the appropriate biographical information concerning each such proposed nominee; submissions must be received by the Secretary at the principal executive office of the Fund. The Nominating Committee held 1 meeting during the fiscal year ended December 31, 2010.

Executive Committee. The Executive Committee, consisting of Maurice L. Schoenwald and David J. Schoenwald, informally consults with the Directors and manages administrative matters. There is no formal Executive Committee Charter. The Executive Committee did not meet formally during the fiscal year ended December 31, 2010.

Independent Director Compensation

Each Independent Director receives an annual fee of $3,500 for their services as Independent Directors of the Fund. Each member of the Audit Committee receives an additional $500 annual fee and Mr. Pumphrey, the Audit Committee Chairperson, receives an additional fee of $500. As Vice-Chairperson of the Fund, Ms. Reier receives an additional fee of $1,000. The Independent Directors also receive reimbursement of “coach” travel expenses to attend Board Meetings. The Interested Directors of the Fund do not receive compensation from the Fund for their services. Interested Directors of the Fund are paid for their services by the Advisor.

The table below shows, for each Director entitled to receive compensation from the Fund, the compensation earned from the Fund for the fiscal year ended December 31, 2010.

Independent Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund
Sharon Reier	$4,500	0	0	$4,500
Preston V. Pumphrey	$4,500	0	0	$4,500
Susan Hickey	$4,000	0	0	$4,000
Jonathan D. Beard	$3,500	0	0	$3,500
Jeffrey E. Perlman*	$3,500	0	0	$3,500

*	Mr. Perlman became an Independent Director of the Fund on September 25, 2009 and received a pro-rated amount of $875 for 2009, which was paid in 2010.

Director Ownership of Fund Shares

The following table shows the dollar range of equity securities beneficially owned in the Fund by each Director as of the Record Date:

Independent Directors:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director
Sharon Reier	$10,001 - $50,000	$10,001 - $50,000
Preston V. Pumphrey	$10,001 - $50,000	$10,001 - $50,000
Susan Hickey	$1 - $10,000	$1 - $10,000
Jonathan D. Beard	$50,001 - $100,000	$50,001 - $100,000
Jeffrey E. Perlman	$1-$10,000	$1-$10,000

Interested Directors:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director
Maurice L. Schoenwald	Over $100,000	Over $100,000
David J. Schoenwald	Over $100,000	Over $100,000
Murray D. Rosenblith	$10,001 - $50,000	$10,001 - $50,000

As of December 31, 2010, none of the Directors, other than Maurice and David Schoenwald, nor any of their immediate family members, owned beneficially or of record, any securities in the Advisor, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor. The Directors and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund as of the Record Date.

The Board recommends that you vote “FOR” the election of each Director nominee.

PROPOSAL NO. 2:	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Shareholders are being asked to act upon a proposal to ratify the appointment by the Board of Directors of the Fund of BBD, LLP (formerly known as Briggs, Bunting & Dougherty, LLP) (“BBD”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2011. BBD has served as the Fund’s independent registered public accounting firm since the fiscal year ended December 31, 2007. Representatives of BBD are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions from shareholders, if necessary.

BBD will perform an annual audit of the Fund’s financial statements and provide other accounting and tax services to the Fund for the fiscal year ending December 31, 2011. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

Set forth below are the fees billed to the Fund by BBD for professional services rendered to the Fund for fiscal years ending December 31, 2010 and December 31, 2009.

Audit Fees. Aggregate fees billed by BBD for professional services rendered for auditing the Fund’s financial statements for the fiscal years ended December 31, 2010 and December 31, 2009 were $19,250 and $18,750, respectively.

Audit-Related Fees. The Fund did not pay any audit-related fees for the fiscal years ending December 31, 2010 and December 31, 2009 that are not reported above.

Tax Fees. Aggregate fees billed by BBD for tax services for the Fund’s fiscal years ended December 31, 2010 and December 31, 2009 were $2,000 and $2,000, respectively.

All Other Fees. For the fiscal years ended December 31, 2010 and December 31, 2009, BBD did not bill the Fund for any other products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures. The Fund’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the engagement. The Audit Committee pre-approved all of the audit and non-audit services provided by BBD to the Fund in 2010 and 2009.

The Board recommends that you vote “FOR” the ratification of BBD, LLP as the Fund’s independent registered public accounting firm for its fiscal year ending December 31, 2011.

 OTHER MATTERS.

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of the Fund.

 OTHER INFORMATION.

Privacy Notice. The Fund has never disclosed matters concerning the business of its shareholders to brokers, insurance companies, other funds or anyone, except as listed below and does not intend to do so. Exceptions: (i) a Government authority, as required; (ii) the Fund’s transfer agent (our bookkeepers to the extent required to perform their duties); (iii) persons that our shareholders authorize us to give information; and (iv) legal demand such as a subpoena.

Control Persons and Principal Holders of Fund Shares. Listed in the table below are shareholders deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the outstanding voting securities of the Fund. Principal holders own of record or beneficially 5% or more of the Fund’s outstanding voting securities. As of the Record Date, the following persons owned of record more than 5% of the outstanding voting shares of the Fund:

Shareholder Name and Address	No. of Shares	% of Fund
Donaldson Lufkin Jenrette Securities Corporation Mutual Funds, 5th Floor P.O. Box 2052 Jersey City, NJ 07303-2052	679,146.454	12.20%

Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers 101 Montgomery Street San Francisco, CA 94104	334,904.713	6.01%

Advisor. Accrued Equities, Inc. serves as the Fund’s investment adviser. The Advisor’s principal offices are located at 150 Broadhollow Road, Suite PH2, Melville, NY 11747. The Advisor is responsible for the management of the Fund, subject to oversight by the Board.

Administrator and Distributor. BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.), with its offices at 760 Moore Road, King of Prussia, Pennsylvania 19406 serves as Administrator of the Fund and provides regulatory administration services to the Fund. BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.), with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the principal underwriter of the Fund’s shares. Accrued Equities, Inc. serves as an underwriter (but not a principal underwriter) of the shares of the Fund pursuant to a Sub-Distribution Agreement with BNY Mellon Distributors Inc.

Officers of the Fund. Information concerning the names, ages, positions with the Fund, term of office, including length of time served as an officer, current affiliations, and principal occupations of the principal officers of the Fund, other than Messrs. Murray D. Rosenblith, David J. Schoenwald and Maurice L. Schoenwald, is set out below. Information concerning Messrs. Messrs. Murray D. Rosenblith, David J. Schoenwald and Maurice L. Schoenwald is set forth above under Proposal No. 1 – Director Nominees. Each Officer may be contacted by writing c/o New Alternatives Fund, Inc., 150 Broadhollow Road, Suite PH2, Melville, New York 11747.

Officers of the Fund are elected by the Board of Directors. Subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.

Officers of the Fund who are not Directors:

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During the Past Five Years
Joseph A. Don Angelo Age: 63	Chief Compliance Officer	2007 to present	Accountant and Owner, Don Angelo and Associates, CPAs P.C. (1984 to present).

Shareholder Communications. Shareholders should forward correspondences by U.S. mail or other courier service to the Secretary of the Fund. Correspondences addressed to the Board will be forwarded to each Director, and correspondences addressed to a particular Director will be forwarded to that Director.

Delivery of Proxy Statement. The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your placement agent or direct a written request to New Alternatives Fund, Inc., 150 Broadhollow Road, Suite PH2, Melville, NY 11747 or by calling toll-free 1-800-423-8383. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact the Fund directly.

Proposals of Shareholders. Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by April 1, 2012. The inclusion of any such proposals is subject to limitations under applicable federal and state laws.

Dated: August 15, 2011	By Order of the Board of Directors
Melville, New York	Maurice L. Schoenwald, Secretary

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED.

A SELF-ADDRESSED, POSTAGE-PAID ENVELOP IS ENCLOSED FOR YOUR CONVENIENCE.

To vote by Internet:
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone:
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.
To vote by Mail:
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

{THIS IS YOUR BALLOT FORM - PLEASE COMPLETE, SIGN AND RETURN}

NEW ALTERNATIVES FUND, INC.

150 Broadhollow Road

Suite PH2

Melville, New York 11747

Proxy for Annual Meeting of Shareholders

September 23, 2011

The undersigned hereby constitutes and appoints Murray D. Rosenblith and David J. Schoenwald, or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of common stock standing in the name of the undersigned on the record date at the Annual Meeting of Shareholders of New Alternatives Fund, Inc. (the “Fund”) to be held at 150 Broadhollow Road, Suite PH2, Melville, NY 11747, on the 23rd day of September, 2011 at 3:00 p.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

The undersigned hereby revokes any prior proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement dated August 15, 2011.

Every properly signed proxy will be voted in the manner specified below and in the absence of specification, will be treated as granting authority to vote “FOR” each proposal. Please refer to the Proxy Statement discussion of these matters.

NOTE: It has been a custom for many shareholders to include a note with the return of the Proxy Card commenting on our investments or any other matter relevant to the Fund. We read all such notes with great interest and discuss them at the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

This proxy will be voted as specified below with respect to the action taken on the following proposals:

Proposal No. 1.             Election of Directors.

Nominees:

(01) Jonathan D. Beard	(05) Sharon Reier
(02) Susan Hickey	(06) Murray D. Rosenblith
(03) Jeffrey E. Perlman	(07) Maurice L. Schoenwald
(04) Preston V. Pumphrey	(08) David J. Schoenwald

Instructions: To withhold authority to vote any nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT

Proposal No. 2. To ratify the selection of BBD, LLP as the Fund’s independent registered public accounting firm for its fiscal year ending December 31, 2011.

FOR ___________	AGAINST ___________	ABSTAIN ___________

In their discretion, the proxies are authorized to transact such other business as may properly come before the Meeting or any adjournments thereof.

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING

( PERSON(S) WILL ATTEND).

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Dated	2011

SIGNATURE